                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 2002 and covers activity from August 26, 2002 through September 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of October, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                      Trust Totals

Number of days in period                                         31
Beginning Principal Receivable Balance            19,825,017,092.11
Special Funding Account Balance                                0.00
Beginning Total Principal Balance                 19,825,017,092.11

Finance Charge Collections (excluding                248,696,672.84
  Discount Option & Recoveries)
Discount Percentage                                           2.00%
Discount Option Receivables Collections               77,644,817.36
Premium Option Receivables Collections                         0.00
Recoveries                                            14,953,981.68
Total Collections of Finance Charge Receivables      341,295,471.88
Total Collections of Principal Receivables         3,804,596,050.62
Monthly Payment Rate                                       18.5718%
Defaulted amount                                     100,237,856.72
Annualized Default Rate                                     5.9703%
Trust Portfolio Yield                                      14.3166%
New Principal Receivables                          3,848,087,524.77
Ending Principal Receivables Balance              19,768,270,709.53
Ending Required Minimum Principal Balance         18,109,750,000.00
Ending Transferor Amount                           2,843,270,709.53
Ending Special Funding Account Balance                         0.00
Ending Total Principal Balance                    19,768,270,709.53



B. Series Allocations                                          Series 1997-1      Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                          -------------      -------------      -------------    -------------
Group Number                                                               1                  2                  1                1
Invested Amount                                                         0.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                                0.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                       0.00               0.00               0.00             0.00
Series Required Transferor Amount                                       0.00      70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                           0.00%              5.91%              5.91%            2.95%
Series Alloc. Finance Charge Collections                                0.00      20,165,168.21      20,165,168.21    10,082,584.10
Series Allocable Recoveries                                             0.00         883,543.97         883,543.97       441,771.98
Series Alloc. Principal Collections                                     0.00     224,791,494.87     224,791,494.87   112,395,747.43
Series Allocable Defaulted Amount                                       0.00       5,922,473.07       5,922,473.07     2,961,236.54

B. Series Allocations                        Series 1999-3                        Series 1999-5                       Series 2000-1
---------------------                        -------------                        -------------                       -------------

Group Number                                             2                                    2                                   1
Invested Amount                           1,000,000,000.00                       500,000,000.00                      500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00                       500,000,000.00                      500,000,000.00
Principal Funding Account Balance                     0.00                                 0.00                                0.00
Series Required Transferor Amount            70,000,000.00                        35,000,000.00                       35,000,000.00
Series Allocation Percentage                         5.91%                                2.95%                               2.95%
Series Alloc. Finance Charge Collections     20,165,168.21                        10,082,584.10                       10,082,584.10
Series Allocable Recoveries                     883,543.97                           441,771.98                          441,771.98
Series Alloc. Principal Collections         224,791,494.87                       112,395,747.43                      112,395,747.43
Series Allocable Defaulted Amount             5,922,473.07                         2,961,236.54                        2,961,236.54

B. Series Allocations                        Series 2000-2     Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                        -------------     -------------      -------------      -------------    -------------

Group Number                                             2                 2                  2                  2               2
Invested Amount                             500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00     70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         2.95%             5.91%              7.16%              4.66%            4.43%
Series Alloc. Finance Charge Collections     10,082,584.10     20,165,168.21      24,442,644.02      15,887,692.40    15,123,876.15
Series Allocable Recoveries                     441,771.98        883,543.97       1,070,963.08         696,124.86       662,657.98
Series Alloc. Principal Collections         112,395,747.43    224,791,494.87     272,474,716.34     177,108,273.39   168,593,621.15
Series Allocable Defaulted Amount             2,961,236.54      5,922,473.07       7,178,759.90       4,666,186.24     4,441,854.80

B. Series Allocations                        Series 2001-2     Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                        -------------     -------------      -------------      -------------    -------------

Group Number                                             1                 2                  2                  2                2
Invested Amount                             250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00     52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.48%             4.43%              4.28%              2.95%            4.14%
Series Alloc. Finance Charge Collections      5,041,292.05     15,123,876.15      14,619,746.95      10,082,584.10    14,115,617.74
Series Allocable Recoveries                     220,885.99        662,657.98         640,569.38         441,771.98       618,480.78
Series Alloc. Principal Collections          56,197,873.72    168,593,621.15     162,973,833.78     112,395,747.43   157,354,046.41
Series Allocable Defaulted Amount             1,480,618.27      4,441,854.80       4,293,792.98       2,961,236.54     4,145,731.15

B. Series Allocations                        Series 2001-7     Series 2002-1      Series 2002-2      Series 2002-3    Series 2002-4
---------------------                        -------------     -------------      -------------      -------------    -------------

Group Number                                             2                 2                  2                  2                2
Invested Amount                             650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Adjusted Invested Amount                    650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount            45,500,000.00     64,400,000.00      65,800,000.00      64,400,000.00    35,000,000.00
Series Allocation Percentage                         3.84%             5.44%              5.55%              5.44%            2.95%
Series Alloc. Finance Charge Collections     13,107,359.33     18,551,954.75      18,955,258.11      18,551,954.75    10,082,584.10
Series Allocable Recoveries                     574,303.58        812,860.45         830,531.33         812,860.45       441,771.98
Series Alloc. Principal Collections         146,114,471.66    206,808,175.28     211,304,005.17     206,808,175.28   112,395,747.43
Series Allocable Defaulted Amount             3,849,607.50      5,448,675.23       5,567,124.69       5,448,675.23     2,961,236.54



B. Series Allocations                             Series 2002-5    Series 2002-6                                         Trust Total
---------------------                             -------------    -------------                                         -----------
Group Number                                                  2               2
Invested Amount                                  600,000,000.00   720,000,000.00                                   16,925,000,000.00
Adjusted Invested Amount                         600,000,000.00   720,000,000.00                                   16,925,000,000.00
Principal Funding Account Balance                          0.00             0.00                                                0.00
Series Required Transferor Amount                 42,000,000.00    50,400,000.00                                    1,184,750,000.00
Series Allocation Percentage                              3.55%            4.25%                                                100%
Series Alloc. Finance Charge Collections          12,099,100.92    14,518,921.11                                      341,295,471.88
Series Allocable Recoveries                          530,126.38       636,151.66                                       14,953,981.68
Series Alloc. Principal Collections              134,874,896.92   161,849,876.30                                    3,804,596,050.62
Series Allocable Defaulted Amount                  3,553,483.84     4,264,180.61                                      100,237,856.72

C. Group Allocations

1. Group 1 Allocations                                             Series 1997-1    Series 1999-1   Series 1999-2      Series 2000-1
----------------------                                             -------------    -------------   -------------      -------------

Investor Finance Charge Collections                                         0.00    17,215,393.58    8,607,696.79       8,607,696.79

Investor Monthly Interest                                                   0.00     4,490,668.27    2,377,729.97       2,862,261.22
Investor Default Amount                                                     0.00     5,056,129.65    2,528,064.82       2,528,064.82
Investor Monthly Fees                                                       0.00     1,666,666.67      833,333.33         833,333.33
Investor Additional Amounts                                                 0.00             0.00            0.00               0.00
Total                                                                       0.00    11,213,464.59    5,739,128.13       6,223,659.38

Reallocated Investor Finance Charge Collections                             0.00    17,215,393.58    8,607,696.79       8,607,696.79
Available Excess                                                            0.00     6,001,928.99    2,868,568.66       2,384,037.41

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,303,848.39                                                        38,734,635.54

Investor Monthly Interest                          1,109,802.48                                                        10,840,461.94
Investor Default Amount                            1,264,032.41                                                        11,376,291.71
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,790,501.56                                                        25,966,753.65

Reallocated Investor Finance Charge Collections    4,303,848.39                                                        38,734,635.54
Available Excess                                   1,513,346.83                                                        12,767,881.89

2. Group 2 Allocations                            Series 1998-1    Series 1999-3                    Series 1999-5
----------------------                            -------------    -------------                    -------------

Investor Finance Charge Collections               17,215,393.58    17,215,393.58                     8,607,696.79

Investor Monthly Interest                          1,590,472.78     1,648,633.89                       863,970.42
Investor Default Amount                            5,056,129.65     5,056,129.65                     2,528,064.82
Investor Monthly Fees                              1,666,666.67     1,666,666.67                       833,333.33
Investor Additional Amounts                                0.00             0.00                             0.00
Total                                              8,313,269.09     8,371,430.21                     4,225,368.57

Reallocated Investor Finance Charge Collections   17,215,393.58    17,215,393.58                     8,607,696.79
Available Excess                                   8,902,124.48     8,843,963.37                     4,382,328.21

2. Group 2 Allocations                            Series 2000-2    Series 2000-3    Series 2000-4   Series 2000-5      Series 2001-1
----------------------                            -------------    -------------    -------------   -------------      -------------

Investor Finance Charge Collections                8,607,696.79    17,215,393.58    20,867,157.29   13,563,629.86      12,911,545.18

Investor Monthly Interest                            834,859.65     1,658,743.61     1,989,800.54    1,300,953.06       1,246,081.67
Investor Default Amount                            2,528,064.82     5,056,129.65     6,128,645.98    3,983,613.32       3,792,097.24
Investor Monthly Fees                                833,333.33     1,666,666.67     2,020,203.33    1,313,130.00       1,250,000.00
Investor Additional Amounts                                0.00             0.00             0.00            0.00               0.00
Total                                              4,196,257.81     8,381,539.93    10,138,649.86    6,597,696.38       6,288,178.90

Reallocated Investor Finance Charge Collections    8,607,696.79    17,215,393.58    20,867,157.29   13,563,629.86      12,911,545.18
Investment Funding Account Proceeds                                                          0.00
Available Excess                                   4,411,438.98     8,833,853.65    10,728,507.43    6,965,933.48       6,623,366.28




2. Group 2 Allocations                           Series 2001-3     Series 2001-4    Series 2001-5    Series 2001-6     Series 2001-7
----------------------                           -------------     -------------    -------------    -------------     -------------
Investor Finance Charge Collections              12,911,545.18     12,481,160.34     8,607,696.79    12,050,775.50     11,190,005.82

Investor Monthly Interest                         1,233,424.37      1,197,858.49       848,805.83     1,150,547.61      1,068,784.53
Investor Default Amount                           3,792,097.24      3,665,694.00     2,528,064.82     3,539,290.75      3,286,484.27
Investor Monthly Fees                             1,250,000.00      1,208,333.33       833,333.33     1,166,666.67      1,083,333.33
Investor Additional Amounts                               0.00              0.00             0.00             0.00              0.00
Total                                             6,275,521.61      6,071,885.82     4,210,203.99     5,856,505.03      5,438,602.13

Reallocated Investor Finance Charge Collections  12,911,545.18     12,481,160.34     8,607,696.79    12,050,775.50     11,190,005.82
Investment Funding Account Proceeds
Available Excess                                  6,636,023.57      6,409,274.52     4,397,492.80     6,194,270.47      5,751,403.69

2. Group 2 Allocations                           Series 2002-1     Series 2002-2    Series 2002-3    Series 2002-4     Series 2002-5
----------------------                           -------------     -------------    -------------    -------------     -------------

Investor Finance Charge Collections              15,838,162.09     16,182,469.96    15,838,162.09     8,607,696.79     10,329,236.15

Investor Monthly Interest                         1,516,039.12      1,544,793.91     1,511,333.07       790,121.11      1,014,579.50
Investor Default Amount                           4,651,639.28      4,752,761.87     4,651,639.28     2,528,064.82      3,033,677.79
Investor Monthly Fees                             1,533,333.33      1,566,666.67     1,533,333.33       833,333.33      1,000,000.00
Investor Additional Amounts                               0.00              0.00             0.00             0.00              0.00
Total                                             7,701,011.73      7,864,222.45     7,696,305.68     4,151,519.27      5,048,257.29

Reallocated Investor Finance Charge Collections  15,838,162.09     16,182,469.96    15,838,162.09     8,607,696.79     10,329,236.15
Investment Funding Account Proceeds
Available Excess                                  8,137,150.36      8,318,247.51     8,141,856.41     4,456,177.52      5,280,978.86

2. Group 2 Allocations                           Series 2002-6                                                         Group 2 Total
----------------------                           -------------                                                         -------------

Investor Finance Charge Collections              12,395,083.37                                                        252,635,900.72

Investor Monthly Interest                         1,203,140.40                                                         24,212,943.57
Investor Default Amount                           3,640,413.35                                                         74,198,702.61
Investor Monthly Fees                             1,200,000.00                                                         24,458,333.33
Investor Additional Amounts                               0.00                                                                  0.00
Total                                             6,043,553.75                                                        122,869,979.52

Reallocated Investor Finance Charge Collections  12,395,083.37                                                        252,635,900.72
Investment Funding Account Proceeds                                                                                             0.00
Available Excess                                  6,351,529.63                                                        129,765,921.20




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             254,281,259
61-90 Days Delinquent:                             155,623,147
90+ Days Delinquent:                               226,853,830
Total 30+ Days Delinquent:                         636,758,235




II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor   Transferors
A. Investor/Transferor Allocations                 Allocations           Interest       Interest
----------------------------------                 -----------        --------------   -----------
Beginning Invested /Transferor Amount                     0.00              0.00              0.00
Beginning Adjusted Invested Amount                         N/A              0.00               N/A
Floating Allocation Percentage                             N/A           0.0000%           0.0000%
Principal Allocation Percentage                            N/A           0.0000%           0.0000%
Collections of Finance Chg. Receivables                   0.00              0.00              0.00
Collections of Principal Receivables                      0.00              0.00              0.00
Defaulted Amount                                          0.00              0.00              0.00

Ending Invested / Transferor Amounts                      0.00              0.00              0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Collateral
B. Monthly Period Funding Requirements                 Class A           Class B         Interest             Total
--------------------------------------                 -------           -------        ----------            -----

Principal Funding Account                                 0.00              0.00              0.00             0.00
Investment Proceeds for Monthly Period                    0.00              0.00              0.00             0.00
Reserve Draw Amount                                       0.00              0.00              0.00             0.00
Available Reserve Account Amount                          0.00              0.00              0.00             0.00
Reserve Account Surplus                                   0.00              0.00              0.00             0.00

Coupon  September 16, 2002 to October 14, 2002         0.0000%           0.0000%           0.0000%            0.00%
Monthly Interest Due                                      0.00              0.00              0.00             0.00
Outstanding Monthly Interest Due                          0.00              0.00              0.00             0.00
Additional Interest Due                                   0.00              0.00              0.00             0.00
Total Interest Due                                        0.00              0.00              0.00             0.00
Investor Default Amount                                   0.00              0.00              0.00             0.00
Investor Monthly Fees Due                                 0.00              0.00              0.00             0.00
Investor Additional Amounts Due
Total Due                                                 0.00              0.00              0.00             0.00

Reallocated Investor Finance Charge Collections                                                                0.00
Interest and Principal Funding Investment Proceeds                                                             0.00
Interest on Reserve Account                                                                                    0.00
Series Adjusted Portfolio Yield                                                                             0.0000%
Base Rate                                                                                                   0.0000%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Collateral
C. Certificates - Balances and Distributions           Class A           Class B         Interest             Total
--------------------------------------------           -------           -------        ----------            -----

Beginning Certificates Balance                            0.00              0.00              0.00             0.00
Interest Distributions                                    0.00              0.00              0.00             0.00
Principal Deposits - Prin. Funding Account                0.00              0.00              0.00             0.00
Principal Distributions                                   0.00              0.00              0.00             0.00
Total Distributions                                       0.00              0.00              0.00             0.00
Ending Certificates Balance                               0.00              0.00              0.00             0.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $0.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $0.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $0.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $0.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                                 $0.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                                $0.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                         $0.00

       a. Class A Monthly Interest:                                     $0.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):                 $0.00
       e. Excess Spread:                                                $0.00

   2.  Class B Available Funds:                                         $0.00

       a. Class B Monthly Interest:                                     $0.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                                $0.00

   3.  Collateral Available Funds:                                      $0.00

       a. Excess Spread:                                                $0.00

   4.  Total Excess Spread:                                             $0.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 $0.00

   2.  Series 1997-1 Allocable Principal
       Collections:                                                     $0.00

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:                   $0.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                             $0.00

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                     $0.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                          $0.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                         N/A

   2.  Required Collateral Invested Amount                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   4.  Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                        $0.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   3.  Principal Distribution:                                           $0.00

   4.  Treated as Shared Principal Collections:                          $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                                    $0.00
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                          $0.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                           $0.00
   9.  Applied to unpaid Monthly Servicing Fee:                          $0.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                                  $0.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                          $0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                           N/A
       b. Prior Monthly Period                                             N/A
       c. Second Prior Monthly Period                                      N/A

   2.  Three Month Average Base Rate                                       N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                           N/A
       b. Prior Monthly Period                                             N/A
       c. Second Prior Monthly Period                                      N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                               N/A



III. Series 1998-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------          ----------
Beginning Invested /Transferor Amount             1,171,345,175.31       1,000,000,000.00      171,345,175.31
Beginning Adjusted Invested Amount                             N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              20,165,168.21          17,215,393.58        2,949,774.63
Collections of Principal Receivables                224,791,494.87         191,908,840.88       32,882,653.98
Defaulted Amount                                      5,922,473.07           5,056,129.65          866,343.42

Ending Invested / Transferor Amounts              1,167,992,360.98       1,000,000,000.00      167,992,360.98


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9131%                2.0731%             2.4231%
Monthly Interest Due                                  1,271,434.31             133,601.71          185,436.75          1,590,472.78
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,271,434.31             133,601.71          185,436.75          1,590,472.78
Investor Default Amount                               4,171,306.96             404,490.37          480,332.32          5,056,129.65
Investor Monthly Fees Due                             1,375,000.00             133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,817,741.27             671,425.42          824,102.40          8,313,269.09

Reallocated Investor Finance Charge Collections                                                                       17,215,393.58
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.0995%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                1,271,434.31             133,601.71          185,436.75          1,590,472.78
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,271,434.31             133,601.71          185,436.75          1,590,472.78
Ending Certificates Balance                         825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.54

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.54

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.67

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.67

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $185,436.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $185,436.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,202,699.70

       a. Class A Monthly Interest:                             $1,271,434.31
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,171,306.96
       e. Excess Spread:                                        $8,759,958.43

   2.  Class B Available Funds:                                 $1,377,231.49

       a. Class B Monthly Interest:                               $133,601.71
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,243,629.77

   3.  Collateral Available Funds:                              $1,635,462.39

       a. Excess Spread:                                        $1,635,462.39

   4.  Total Excess Spread:                                    $11,639,050.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $224,791,494.87

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $191,908,840.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,908,840.88

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,056,129.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,964,970.53

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,964,970.53

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,639,050.59
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $404,490.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $185,436.75
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $480,332.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,902,124.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0995%
       b. Prior Monthly Period                                        3.8591%
       c. Second Prior Monthly Period                                 3.9800%

   2.  Three Month Average Base Rate                                  3.9795%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



IV. Series 1999-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------         --------------          ----------
Beginning Invested /Transferor Amount             1,171,345,175.31       1,000,000,000.00      171,345,175.31
Beginning Adjusted Invested Amount                             N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              20,165,168.21          17,215,393.58        2,949,774.63
Collections of Principal Receivables                224,791,494.87         191,908,840.88       32,882,653.98
Defaulted Amount                                      5,922,473.07           5,056,129.65          866,343.42

Ending Invested / Transferor Amounts              1,167,992,360.98       1,000,000,000.00      167,992,360.98


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             5.6000%                5.8500%             2.6731%
Monthly Interest Due                                  4,036,666.67             292,500.00          161,501.60          4,490,668.27
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    4,036,666.67             292,500.00          161,501.60          4,490,668.27
Investor Default Amount                               4,373,552.15             303,367.78          379,209.72          5,056,129.65
Investor Monthly Fees Due                             1,441,666.67             100,000.00          125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,851,885.48             695,867.78          665,711.33         11,213,464.59

Reallocated Investor Finance Charge Collections                                                                       17,215,393.58
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   7.7498%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      865,000,000.00          60,000,000.00       75,000,000.00      1,000,000,000.00
Interest Distributions                                4,036,666.67             292,500.00          161,501.60          4,490,668.27
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   4,036,666.67             292,500.00          161,501.60          4,490,668.27
Ending Certificates Balance                         865,000,000.00          60,000,000.00       75,000,000.00      1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $161,501.60

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $161,501.60

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,891,315.44

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,373,552.15
       e. Excess Spread:                                        $6,481,096.63

   2.  Class B Available Funds:                                 $1,032,923.61

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $740,423.61

   3.  Collateral Available Funds:                              $1,291,154.52

       a. Excess Spread:                                        $1,291,154.52

   4.  Total Excess Spread:                                     $8,512,674.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $224,791,494.87

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $191,908,840.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,908,840.88

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,056,129.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,964,970.53

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,964,970.53

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $8,512,674.76
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $303,367.78
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $161,501.60
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $379,209.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,001,928.99

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7497%
       b. Prior Monthly Period                                        7.0390%
       c. Second Prior Monthly Period                                 7.2641%

   2.  Three Month Average Base Rate                                  7.3509%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



V. Series 1999-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               585,672,587.65         500,000,000.00       85,672,587.65
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              10,082,584.10           8,607,696.79        1,474,887.32
Collections of Principal Receivables                112,395,747.43          95,954,420.44       16,441,326.99
Defaulted Amount                                      2,961,236.54           2,528,064.82          433,171.71

Ending Invested / Transferor Amounts                583,996,180.49         500,000,000.00       83,996,180.49


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             5.9500%                6.1000%             2.6731%
Monthly Interest Due                                  2,144,479.17             152,500.00           80,750.80          2,377,729.97
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    2,144,479.17             152,500.00           80,750.80          2,377,729.97
Investor Default Amount                               2,186,776.07             151,683.89          189,604.86          2,528,064.82
Investor Monthly Fees Due                               720,833.33              50,000.00           62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                             5,052,088.57             354,183.89          332,855.66          5,739,128.13

Reallocated Investor Finance Charge Collections                                                                        8,607,696.79
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   8.0830%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00
Interest Distributions                                2,144,479.17             152,500.00           80,750.80          2,377,729.97
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   2,144,479.17             152,500.00           80,750.80          2,377,729.97
Ending Certificates Balance                         432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $80,750.80

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $80,750.80

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,445,657.72

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,186,776.07
       e. Excess Spread:                                        $3,114,402.48

   2.  Class B Available Funds:                                   $516,461.81

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $363,961.81

   3.  Collateral Available Funds:                                $645,577.26

       a. Excess Spread:                                          $645,577.26

   4.  Total Excess Spread:                                     $4,123,941.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $112,395,747.43

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $95,954,420.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,954,420.44

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,528,064.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,482,485.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,482,485.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $4,123,941.55
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $151,683.89
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $80,750.80
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $189,604.86
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,868,568.66

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.0830%
       b. Prior Monthly Period                                        7.3410%
       c. Second Prior Monthly Period                                 7.5758%

   2.  Three Month Average Base Rate                                  7.6666%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



VI. Series 1999-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------          ------------          -----------
Beginning Invested /Transferor Amount             1,171,345,175.31       1,000,000,000.00      171,345,175.31
Beginning Adjusted Invested Amount                             N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              20,165,168.21          17,215,393.58        2,949,774.63
Collections of Principal Receivables                224,791,494.87         191,908,840.88       32,882,653.98
Defaulted Amount                                      5,922,473.07           5,056,129.65          866,343.42

Ending Invested / Transferor Amounts              1,167,992,360.98       1,000,000,000.00      167,992,360.98


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9631%                2.1631%             2.6731%
Monthly Interest Due                                  1,304,663.48             139,401.71          204,568.70          1,648,633.89
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,304,663.48             139,401.71          204,568.70          1,648,633.89
Investor Default Amount                               4,171,306.96             404,490.37          480,332.32          5,056,129.65
Investor Monthly Fees Due                             1,375,000.00             133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,850,970.44             677,225.42          843,234.35          8,371,430.21

Reallocated Investor Finance Charge Collections                                                                       17,215,393.58
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1727%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                1,304,663.48             139,401.71          204,568.70          1,648,633.89
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,304,663.48             139,401.71          204,568.70          1,648,633.89
Ending Certificates Balance                         825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.58

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.58

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.74

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.74

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $204,568.70

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $204,568.70

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,202,699.70

       a. Class A Monthly Interest:                             $1,304,663.48
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,171,306.96
       e. Excess Spread:                                        $8,726,729.26

   2.  Class B Available Funds:                                 $1,377,231.49

       a. Class B Monthly Interest:                               $139,401.71
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,237,829.77

   3.  Collateral Available Funds:                              $1,635,462.39

       a. Excess Spread:                                        $1,635,462.39

   4.  Total Excess Spread:                                    $11,600,021.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $224,791,494.87

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $191,908,840.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,908,840.88

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,056,129.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,964,970.53

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,964,970.53

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,600,021.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $404,490.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $204,568.70
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $480,332.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,843,963.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1727%
       b. Prior Monthly Period                                        3.9323%
       c. Second Prior Monthly Period                                 4.0532%

   2.  Three Month Average Base Rate                                  4.0527%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



VII. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------          -------------         -----------
Beginning Invested /Transferor Amount               585,672,587.65         500,000,000.00       85,672,587.65
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              10,082,584.10           8,607,696.79        1,474,887.32
Collections of Principal Receivables                112,395,747.43          95,954,420.44       16,441,326.99
Defaulted Amount                                      2,961,236.54           2,528,064.82          433,171.71

Ending Invested / Transferor Amounts                583,996,180.49         500,000,000.00       83,996,180.49


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             2.0631%                2.3031%             2.7231%
Monthly Interest Due                                    685,560.91              74,211.97          104,197.54            863,970.42
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      685,560.91              74,211.97          104,197.54            863,970.42
Investor Default Amount                               2,085,653.48             202,245.19          240,166.16          2,528,064.82
Investor Monthly Fees Due                               687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,458,714.39             343,123.82          423,530.37          4,225,368.57

Reallocated Investor Finance Charge Collections                                                                        8,607,696.79
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.2725%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                  685,560.91              74,211.97          104,197.54            863,970.42
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     685,560.91              74,211.97          104,197.54            863,970.42
Ending Certificates Balance                         412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $104,197.54

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $104,197.54

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,101,349.85

       a. Class A Monthly Interest:                               $685,560.91
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,085,653.48
       e. Excess Spread:                                        $4,330,135.46

   2.  Class B Available Funds:                                   $688,615.74

       a. Class B Monthly Interest:                                $74,211.97
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $614,403.78

   3.  Collateral Available Funds:                                $817,731.19

       a. Excess Spread:                                          $817,731.19

   4.  Total Excess Spread:                                     $5,762,270.43

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $112,395,747.43

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $95,954,420.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,954,420.44

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,528,064.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,482,485.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,482,485.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,762,270.43
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $202,245.19
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $104,197.54
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $240,166.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,382,328.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2725%
       b. Prior Monthly Period                                        4.0321%
       c. Second Prior Monthly Period                                 4.1530%

   2.  Three Month Average Base Rate                                  4.1526%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



VIII. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               585,672,587.65         500,000,000.00       85,672,587.65
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              10,082,584.10           8,607,696.79        1,474,887.32
Collections of Principal Receivables                112,395,747.43          95,954,420.44       16,441,326.99
Defaulted Amount                                      2,961,236.54           2,528,064.82          433,171.71

Ending Invested / Transferor Amounts                583,996,180.49         500,000,000.00       83,996,180.49


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             7.2000%                7.4000%             2.7231%
Monthly Interest Due                                  2,595,000.00             185,000.00           82,261.22          2,862,261.22
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    2,595,000.00             185,000.00           82,261.22          2,862,261.22
Investor Default Amount                               2,186,776.07             151,683.89          189,604.86          2,528,064.82
Investor Monthly Fees Due                               720,833.33              50,000.00           62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                             5,502,609.41             386,683.89          334,366.08          6,223,659.38

Reallocated Investor Finance Charge Collections                                                                        8,607,696.79
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   9.3027%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00
Interest Distributions                                2,595,000.00             185,000.00           82,261.22          2,862,261.22
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   2,595,000.00             185,000.00           82,261.22          2,862,261.22
Ending Certificates Balance                         432,500,000.00          30,000,000.00       37,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $82,261.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $82,261.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,445,657.72

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,186,776.07
       e. Excess Spread:                                        $2,663,881.65

   2.  Class B Available Funds:                                   $516,461.81

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $331,461.81

   3.  Collateral Available Funds:                                $645,577.26

       a. Excess Spread:                                          $645,577.26

   4.  Total Excess Spread:                                     $3,640,920.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $112,395,747.43

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $95,954,420.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,954,420.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,528,064.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,482,485.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,482,485.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,640,920.71
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $151,683.89
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $82,261.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $189,604.86
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,384,037.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.3027%
       b. Prior Monthly Period                                        8.4467%
       c. Second Prior Monthly Period                                 8.7171%

   2.  Three Month Average Base Rate                                  8.8222%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



IX. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               585,672,587.65         500,000,000.00       85,672,587.65
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              10,082,584.10           8,607,696.79        1,474,887.32
Collections of Principal Receivables                112,395,747.43          95,954,420.44       16,441,326.99
Defaulted Amount                                      2,961,236.54           2,528,064.82          433,171.71

Ending Invested / Transferor Amounts                583,996,180.49         500,000,000.00       83,996,180.49


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9881%                2.1731%             2.7231%
Monthly Interest Due                                    660,639.03              70,023.08          104,197.54            834,859.65
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      660,639.03              70,023.08          104,197.54            834,859.65
Investor Default Amount                               2,085,653.48             202,245.19          240,166.16          2,528,064.82
Investor Monthly Fees Due                               687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,433,792.51             338,934.93          423,530.37          4,196,257.81

Reallocated Investor Finance Charge Collections                                                                        8,607,696.79
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1992%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                  660,639.03              70,023.08          104,197.54            834,859.65
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     660,639.03              70,023.08          104,197.54            834,859.65
Ending Certificates Balance                         412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.60

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.60

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.75

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.75

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $104,197.54

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $104,197.54

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,101,349.85

       a. Class A Monthly Interest:                               $660,639.03
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,085,653.48
       e. Excess Spread:                                        $4,355,057.34

   2.  Class B Available Funds:                                   $688,615.74

       a. Class B Monthly Interest:                                $70,023.08
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $618,592.67

   3.  Collateral Available Funds:                                $817,731.19

       a. Excess Spread:                                          $817,731.19

   4.  Total Excess Spread:                                     $5,791,381.20

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $112,395,747.43

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $95,954,420.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,954,420.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,528,064.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,482,485.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,482,485.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,791,381.20
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $202,245.19
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $104,197.54
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $240,166.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,411,438.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1992%
       b. Prior Monthly Period                                        3.9589%
       c. Second Prior Monthly Period                                 4.0797%

   2.  Three Month Average Base Rate                                  4.0793%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



X. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,171,345,175.31       1,000,000,000.00      171,345,175.31
Beginning Adjusted Invested Amount                             N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              20,165,168.21          17,215,393.58        2,949,774.63
Collections of Principal Receivables                224,791,494.87         191,908,840.88       32,882,653.98
Defaulted Amount                                      5,922,473.07           5,056,129.65          866,343.42

Ending Invested / Transferor Amounts              1,167,992,360.98       1,000,000,000.00      167,992,360.98


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9831%                2.1731%             2.6231%
Monthly Interest Due                                  1,317,955.15             140,046.16          200,742.31          1,658,743.61
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,317,955.15             140,046.16          200,742.31          1,658,743.61
Investor Default Amount                               4,171,306.96             404,490.37          480,332.32          5,056,129.65
Investor Monthly Fees Due                             1,375,000.00             133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,864,262.11             677,869.86          839,407.96          8,381,539.93

Reallocated Investor Finance Charge Collections                                                                       17,215,393.58
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1854%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                1,317,955.15             140,046.16          200,742.31          1,658,743.61
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,317,955.15             140,046.16          200,742.31          1,658,743.61
Ending Certificates Balance                         825,000,000.00          80,000,000.00       95,000,000.00      1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.60

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.60

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.75

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.75

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $200,742.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $200,742.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,202,699.70

       a. Class A Monthly Interest:                             $1,317,955.15
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,171,306.96
       e. Excess Spread:                                        $8,713,437.59

   2.  Class B Available Funds:                                 $1,377,231.49

       a. Class B Monthly Interest:                               $140,046.16
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,237,185.33

   3.  Collateral Available Funds:                              $1,635,462.39

       a. Excess Spread:                                        $1,635,462.39

   4.  Total Excess Spread:                                    $11,586,085.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $224,791,494.87

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $191,908,840.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,908,840.88

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,056,129.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,964,970.53

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,964,970.53

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,586,085.31
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $404,490.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $200,742.31
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $480,332.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,833,853.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1854%
       b. Prior Monthly Period                                        3.9450%
       c. Second Prior Monthly Period                                 4.0659%

   2.  Three Month Average Base Rate                                  4.0655%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XI. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,419,813,256.59       1,212,122,000.00      207,691,256.59
Beginning Adjusted Invested Amount                             N/A       1,212,122,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              24,442,644.02          20,867,157.29        3,575,486.72
Collections of Principal Receivables                272,474,716.34         232,616,928.03       39,857,788.31
Defaulted Amount                                      7,178,759.90           6,128,645.98        1,050,113.92

Ending Invested / Transferor Amounts              1,415,749,236.57       1,212,122,000.00      203,627,236.57


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 ----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9512%                2.1763%             2.6731%
Monthly Interest Due                                  1,571,840.28             169,997.16          247,963.10          1,989,800.54
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,571,840.28             169,997.16          247,963.10          1,989,800.54
Investor Default Amount                               5,056,129.65             490,292.89          582,223.44          6,128,645.98
Investor Monthly Fees Due                             1,666,666.67             161,616.67          191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                             8,294,636.59             821,906.72        1,022,106.54         10,138,649.86

Reallocated Investor Finance Charge Collections                                                                       20,867,157.29
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1638%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                    1,000,000,000.00          96,970,000.00      115,152,000.00      1,212,122,000.00
Interest Distributions                                1,571,840.28             169,997.16          247,963.10          1,989,800.54
Interest Deposits - Interest Funding Account         (1,571,840.28)           (169,997.16)               0.00         (1,741,837.44)
Interest Funding Account Distributions                        0.00                   0.00                0.00                  0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                           0.00                   0.00          247,963.10            247,963.10
Ending Interest Funding Account Balance               1,571,840.28             169,997.16                0.00          1,741,837.44
Ending Certificates Balance                       1,000,000,000.00          96,970,000.00      115,152,000.00      1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.57

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.57

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.75

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.75

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $247,963.10

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $247,963.10

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$17,215,393.58

       a. Class A Monthly Interest:                             $1,571,840.28
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,056,129.65
       e. Excess Spread:                                       $10,587,423.65

   2.  Class B Available Funds:                                 $1,669,376.72

       a. Class B Monthly Interest:                               $169,997.16
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,499,379.55

   3.  Collateral Available Funds:                              $1,982,387.00

       a. Excess Spread:                                        $1,982,387.00

   4.  Total Excess Spread:                                    $14,069,190.20

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $272,474,716.34

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $232,616,928.03

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $232,616,928.03

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,128,645.98

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $238,745,574.01

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $238,745,574.01

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $14,069,190.20
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $490,292.89
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $247,963.10
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $582,223.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $10,728,507.43

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1638%
       b. Prior Monthly Period                                        4.0187%
       c. Second Prior Monthly Period                                 4.0856%

   2.  Three Month Average Base Rate                                  4.0894%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8176%
       c. Second Prior Monthly Period                                13.5717%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9019%



XII. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               922,877,094.03         787,878,000.00      134,999,094.03
Beginning Adjusted Invested Amount                             N/A         787,878,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              15,887,692.40          13,563,629.86        2,324,062.54
Collections of Principal Receivables                177,108,273.39         151,200,753.74       25,907,519.66
Defaulted Amount                                      4,666,186.24           3,983,613.32          682,572.92

Ending Invested / Transferor Amounts                920,235,485.38         787,878,000.00      132,357,485.38


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9631%                2.2031%             2.6731%
Monthly Interest Due                                  1,027,916.68             111,862.09          161,174.29          1,300,953.06
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,027,916.68             111,862.09          161,174.29          1,300,953.06
Investor Default Amount                               3,286,484.27             318,687.85          378,441.19          3,983,613.32
Investor Monthly Fees Due                             1,083,333.33             105,050.00          124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                             5,397,734.29             535,599.94          664,362.15          6,597,696.38

Reallocated Investor Finance Charge Collections                                                                       13,563,629.86
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1760%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      650,000,000.00          63,030,000.00       74,848,000.00        787,878,000.00
Interest Distributions                                1,027,916.68             111,862.09          161,174.29          1,300,953.06
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,027,916.68             111,862.09          161,174.29          1,300,953.06
Ending Certificates Balance                         650,000,000.00          63,030,000.00       74,848,000.00        787,878,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.58

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.58

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.77

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.77

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $161,174.29

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $161,174.29

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,190,005.82

       a. Class A Monthly Interest:                             $1,027,916.68
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,286,484.27
       e. Excess Spread:                                        $6,875,604.87

   2.  Class B Available Funds:                                 $1,085,086.26

       a. Class B Monthly Interest:                               $111,862.09
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $973,224.17

   3.  Collateral Available Funds:                              $1,288,537.78

       a. Excess Spread:                                        $1,288,537.78

   4.  Total Excess Spread:                                     $9,137,366.82

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $177,108,273.39

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $151,200,753.74

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $151,200,753.74

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,983,613.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $155,184,367.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $155,184,367.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $9,137,366.82
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $318,687.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $161,174.29
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $378,441.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,965,933.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1759%
       b. Prior Monthly Period                                        3.9356%
       c. Second Prior Monthly Period                                 4.0565%

   2.  Three Month Average Base Rate                                  4.0560%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XIII. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               878,508,881.48         750,000,000.00      128,508,881.48
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              15,123,876.15          12,911,545.18        2,212,330.97
Collections of Principal Receivables                168,593,621.15         143,931,630.66       24,661,990.49
Defaulted Amount                                      4,441,854.80           3,792,097.24          649,757.57

Ending Invested / Transferor Amounts                875,994,270.73         750,000,000.00      125,994,270.73


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9631%                2.2431%             2.7731%
Monthly Interest Due                                    978,497.61             108,417.95          159,166.11          1,246,081.67
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      978,497.61             108,417.95          159,166.11          1,246,081.67
Investor Default Amount                               3,128,480.22             303,367.78          360,249.24          3,792,097.24
Investor Monthly Fees Due                             1,031,250.00             100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,138,227.83             511,785.73          638,165.34          6,288,178.90

Reallocated Investor Finance Charge Collections                                                                       12,911,545.18
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1888%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                  978,497.61             108,417.95          159,166.11          1,246,081.67
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     978,497.61             108,417.95          159,166.11          1,246,081.67
Ending Certificates Balance                         618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.58

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.58

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.81

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.81

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $159,166.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $159,166.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,652,024.77

       a. Class A Monthly Interest:                               $978,497.61
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,128,480.22
       e. Excess Spread:                                        $6,545,046.94

   2.  Class B Available Funds:                                 $1,032,923.61

       a. Class B Monthly Interest:                               $108,417.95
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $924,505.66

   3.  Collateral Available Funds:                              $1,226,596.79

       a. Excess Spread:                                        $1,226,596.79

   4.  Total Excess Spread:                                     $8,696,149.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $168,593,621.15

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $143,931,630.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,931,630.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,792,097.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,723,727.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,723,727.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,696,149.40
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $303,367.78
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $159,166.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $360,249.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,623,366.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1888%
       b. Prior Monthly Period                                        3.9484%
       c. Second Prior Monthly Period                                 4.0693%

   2.  Three Month Average Base Rate                                  4.0689%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XIV. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               292,836,293.83         250,000,000.00       42,836,293.83
Beginning Adjusted Invested Amount                             N/A         250,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables               5,041,292.05           4,303,848.39          737,443.66
Collections of Principal Receivables                 56,197,873.72          47,977,210.22        8,220,663.50
Defaulted Amount                                      1,480,618.27           1,264,032.41          216,585.86

Ending Invested / Transferor Amounts                291,998,090.24         250,000,000.00       41,998,090.24


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             5.5300%                5.8300%             2.6731%
Monthly Interest Due                                    996,552.08              72,875.00           40,375.40          1,109,802.48
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      996,552.08              72,875.00           40,375.40          1,109,802.48
Investor Default Amount                               1,093,388.04              75,841.94           94,802.43          1,264,032.41
Investor Monthly Fees Due                               360,416.67              25,000.00           31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                             2,450,356.79             173,716.94          166,427.83          2,790,501.56

Reallocated Investor Finance Charge Collections                                                                        4,303,848.39
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   7.6850%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      216,250,000.00          15,000,000.00       18,750,000.00        250,000,000.00
Interest Distributions                                  996,552.08              72,875.00           40,375.40          1,109,802.48
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     996,552.08              72,875.00           40,375.40          1,109,802.48
Ending Certificates Balance                         216,250,000.00          15,000,000.00       18,750,000.00        250,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $40,375.40

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $40,375.40

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,722,828.86

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,093,388.04
       e. Excess Spread:                                        $1,632,888.74

   2.  Class B Available Funds:                                   $258,230.90

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $185,355.90

   3.  Collateral Available Funds:                                $322,788.63

       a. Excess Spread:                                          $322,788.63

   4.  Total Excess Spread:                                     $2,141,033.27

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $56,197,873.72

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $47,977,210.22

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $47,977,210.22

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,264,032.41

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $49,241,242.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $49,241,242.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,141,033.27
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $75,841.94
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $40,375.40
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $94,802.43
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,513,346.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.6850%
       b. Prior Monthly Period                                        6.9803%
       c. Second Prior Monthly Period                                 7.2035%

   2.  Three Month Average Base Rate                                  7.2896%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XV. Series 2001-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               878,508,881.48         750,000,000.00      128,508,881.48
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              15,123,876.15          12,911,545.18        2,212,330.97
Collections of Principal Receivables                168,593,621.15         143,931,630.66       24,661,990.49
Defaulted Amount                                      4,441,854.80           3,792,097.24          649,757.57

Ending Invested / Transferor Amounts                875,994,270.73         750,000,000.00      125,994,270.73


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9531%                2.2031%             2.6731%
Monthly Interest Due                                    973,513.23             106,484.62          153,426.52          1,233,424.38
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      973,513.23             106,484.62          153,426.52          1,233,424.38
Investor Default Amount                               3,128,480.22             303,367.78          360,249.24          3,792,097.24
Investor Monthly Fees Due                             1,031,250.00             100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,133,243.46             509,852.40          632,425.76          6,275,521.61

Reallocated Investor Finance Charge Collections                                                                       12,911,545.18
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1676%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                  973,513.23             106,484.62          153,426.52          1,233,424.38
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     973,513.23             106,484.62          153,426.52          1,233,424.38
Ending Certificates Balance                         618,750,000.00          60,000,000.00       71,250,000.00        750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.57

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.57

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.77

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.77

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $153,426.52

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $153,426.52

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,652,024.77

       a. Class A Monthly Interest:                               $973,513.23
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,128,480.22
       e. Excess Spread:                                        $6,550,031.32

   2.  Class B Available Funds:                                 $1,032,923.61

       a. Class B Monthly Interest:                               $106,484.62
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $926,439.00

   3.  Collateral Available Funds:                              $1,226,596.79

       a. Excess Spread:                                        $1,226,596.79

   4.  Total Excess Spread:                                     $8,703,067.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $168,593,621.15

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $143,931,630.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,931,630.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,792,097.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,723,727.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,723,727.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,703,067.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $303,367.78
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $153,426.52
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $360,249.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,636,023.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1676%
       b. Prior Monthly Period                                        3.9272%
       c. Second Prior Monthly Period                                 4.0481%

   2.  Three Month Average Base Rate                                  4.0476%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XVI. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               849,225,252.10         725,000,000.00      124,225,252.10
Beginning Adjusted Invested Amount                             N/A         725,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              14,619,746.95          12,481,160.34        2,138,586.61
Collections of Principal Receivables                162,973,833.78         139,133,909.64       23,839,924.14
Defaulted Amount                                      4,293,792.98           3,665,694.00          628,098.98

Ending Invested / Transferor Amounts                846,794,461.71         725,000,000.00      121,794,461.71


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9531%                2.2031%             2.7731%
Monthly Interest Due                                    941,062.79             102,935.13          153,860.57          1,197,858.49
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      941,062.79             102,935.13          153,860.57          1,197,858.49
Investor Default Amount                               3,024,197.55             293,255.52          348,240.93          3,665,694.00
Investor Monthly Fees Due                               996,875.00              96,666.67          114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,962,135.34             492,857.32          616,893.17          6,071,885.82

Reallocated Investor Finance Charge Collections                                                                       12,481,160.34
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1772%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      598,125,000.00          58,000,000.00       68,875,000.00        725,000,000.00
Interest Distributions                                  941,062.79             102,935.13          153,860.57          1,197,858.49
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     941,062.79             102,935.13          153,860.57          1,197,858.49
Ending Certificates Balance                         598,125,000.00          58,000,000.00       68,875,000.00        725,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.57

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.57

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.77

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.77

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $153,860.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $153,860.57

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,296,957.28

       a. Class A Monthly Interest:                               $941,062.79
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,024,197.55
       e. Excess Spread:                                        $6,331,696.94

   2.  Class B Available Funds:                                   $998,492.83

       a. Class B Monthly Interest:                               $102,935.13
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $895,557.70

   3.  Collateral Available Funds:                              $1,185,710.23

       a. Excess Spread:                                        $1,185,710.23

   4.  Total Excess Spread:                                     $8,412,964.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $162,973,833.78

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $139,133,909.64

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,133,909.64

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,665,694.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $142,799,603.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $142,799,603.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,412,964.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $293,255.52
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $153,860.57
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $348,240.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,409,274.52

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1772%
       b. Prior Monthly Period                                        3.9368%
       c. Second Prior Monthly Period                                 4.0577%

   2.  Three Month Average Base Rate                                  4.0573%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XVII. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               585,672,587.65         500,000,000.00       85,672,587.65
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              10,082,584.10           8,607,696.79        1,474,887.32
Collections of Principal Receivables                112,395,747.43          95,954,420.44       16,441,326.99
Defaulted Amount                                      2,961,236.54           2,528,064.82          433,171.71

Ending Invested / Transferor Amounts                583,996,180.49         500,000,000.00       83,996,180.49


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             2.0031%                2.2731%             2.8731%
Monthly Interest Due                                    665,623.41              73,245.30          109,937.13            848,805.83
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      665,623.41              73,245.30          109,937.13            848,805.83
Investor Default Amount                               2,085,653.48             202,245.19          240,166.16          2,528,064.82
Investor Monthly Fees Due                               687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,438,776.89             342,157.15          429,269.95          4,210,203.99

Reallocated Investor Finance Charge Collections                                                                        8,607,696.79
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.2344%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                  665,623.41              73,245.30          109,937.13            848,805.83
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     665,623.41              73,245.30          109,937.13            848,805.83
Ending Certificates Balance                         412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $109,937.13

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $109,937.13

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,101,349.85

       a. Class A Monthly Interest:                               $665,623.41
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,085,653.48
       e. Excess Spread:                                        $4,350,072.96

   2.  Class B Available Funds:                                   $688,615.74

       a. Class B Monthly Interest:                                $73,245.30
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $615,370.44

   3.  Collateral Available Funds:                                $817,731.19

       a. Excess Spread:                                          $817,731.19

   4.  Total Excess Spread:                                     $5,783,174.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $112,395,747.43

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $95,954,420.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,954,420.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,528,064.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,482,485.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,482,485.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,783,174.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $202,245.19
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $109,937.13
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $240,166.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,397,492.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2344%
       b. Prior Monthly Period                                        3.9940%
       c. Second Prior Monthly Period                                 4.1149%

   2.  Three Month Average Base Rate                                  4.1144%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XVIII. Series 2001-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               819,941,622.72         700,000,000.00      119,941,622.72
Beginning Adjusted Invested Amount                             N/A         700,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              14,115,617.74          12,050,775.50        2,064,842.24
Collections of Principal Receivables                157,354,046.41         134,336,188.62       23,017,857.79
Defaulted Amount                                      4,145,731.15           3,539,290.75          606,440.39

Ending Invested / Transferor Amounts                817,594,652.68         700,000,000.00      117,594,652.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9431%                2.1731%             2.7731%
Monthly Interest Due                                    903,960.27              98,032.31          148,555.03          1,150,547.61
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      903,960.27              98,032.31          148,555.03          1,150,547.61
Investor Default Amount                               2,919,914.87             283,143.26          336,232.62          3,539,290.75
Investor Monthly Fees Due                               962,500.00              93,333.33          110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,786,375.14             474,508.90          595,620.99          5,856,505.03

Reallocated Investor Finance Charge Collections                                                                       12,050,775.50
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1664%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 ------

Beginning Certificates Balance                      577,500,000.00          56,000,000.00       66,500,000.00        700,000,000.00
Interest Distributions                                  903,960.27              98,032.31          148,555.03          1,150,547.61
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     903,960.27              98,032.31          148,555.03          1,150,547.61
Ending Certificates Balance                         577,500,000.00          56,000,000.00       66,500,000.00        700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.57

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.57

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.75

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.75

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $148,555.03

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $148,555.03

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,941,889.79

       a. Class A Monthly Interest:                               $903,960.27
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,919,914.87
       e. Excess Spread:                                        $6,118,014.65

   2.  Class B Available Funds:                                   $964,062.04

       a. Class B Monthly Interest:                                $98,032.31
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $866,029.73

   3.  Collateral Available Funds:                              $1,144,823.67

       a. Excess Spread:                                        $1,144,823.67

   4.  Total Excess Spread:                                     $8,128,868.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $157,354,046.41

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $134,336,188.62

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $134,336,188.62

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,539,290.75

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $137,875,479.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $137,875,479.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $8,128,868.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $283,143.26
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $148,555.03
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $336,232.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,194,270.47

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1664%
       b. Prior Monthly Period                                        3.9260%
       c. Second Prior Monthly Period                                 4.0469%

   2.  Three Month Average Base Rate                                  4.0465%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XIX. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               761,374,363.95         650,000,000.00      111,374,363.95
Beginning Adjusted Invested Amount                             N/A         650,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              13,107,359.33          11,190,005.82        1,917,353.51
Collections of Principal Receivables                146,114,471.66         124,740,746.57       21,373,725.09
Defaulted Amount                                      3,849,607.50           3,286,484.27          563,123.22

Ending Invested / Transferor Amounts                759,195,034.63         650,000,000.00      109,195,034.63


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9431%                2.1831%             2.7731%
Monthly Interest Due                                    839,391.68              91,448.89          137,943.96          1,068,784.53
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      839,391.68              91,448.89          137,943.96          1,068,784.53
Investor Default Amount                               2,711,349.52             262,918.74          312,216.01          3,286,484.27
Investor Monthly Fees Due                               893,750.00              86,666.67          102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,444,491.20             441,034.30          553,076.63          5,438,602.13

Reallocated Investor Finance Charge Collections                                                                       11,190,005.82
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1672%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      536,250,000.00          52,000,000.00       61,750,000.00        650,000,000.00
Interest Distributions                                  839,391.68              91,448.89          137,943.96          1,068,784.53
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     839,391.68              91,448.89          137,943.96          1,068,784.53
Ending Certificates Balance                         536,250,000.00          52,000,000.00       61,750,000.00        650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.57

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.57

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $137,943.96

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $137,943.96

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,231,754.80

       a. Class A Monthly Interest:                               $839,391.68
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,711,349.52
       e. Excess Spread:                                        $5,681,013.60

   2.  Class B Available Funds:                                   $895,200.47

       a. Class B Monthly Interest:                                $91,448.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $803,751.58

   3.  Collateral Available Funds:                              $1,063,050.55

       a. Excess Spread:                                        $1,063,050.55

   4.  Total Excess Spread:                                     $7,547,815.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $146,114,471.66

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $124,740,746.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $124,740,746.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,286,484.27

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $128,027,230.85

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $128,027,230.85

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,547,815.73
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $262,918.74
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $137,943.96
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $312,216.01
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,751,403.69

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1672%
       b. Prior Monthly Period                                        3.9268%
       c. Second Prior Monthly Period                                 4.0477%

   2.  Three Month Average Base Rate                                  4.0473%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XX. Series 2002-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,077,637,561.28         920,000,000.00      157,637,561.28
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              18,551,954.75          15,838,162.09        2,713,792.66
Collections of Principal Receivables                206,808,175.28         176,556,133.61       30,252,041.67
Defaulted Amount                                      5,448,675.23           4,651,639.28          797,035.95

Ending Invested / Transferor Amounts              1,074,552,972.10         920,000,000.00      154,552,972.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9331%                2.2231%             2.8731%
Monthly Interest Due                                  1,181,947.90             131,806.91          202,284.31          1,516,039.12
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,181,947.90             131,806.91          202,284.31          1,516,039.12
Investor Default Amount                               3,837,602.40             372,131.14          441,905.73          4,651,639.28
Investor Monthly Fees Due                             1,265,000.00             122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,284,550.30             626,604.72          789,856.71          7,701,011.73

Reallocated Investor Finance Charge Collections                                                                       15,838,162.09
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1717%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                1,181,947.90             131,806.91          202,284.31          1,516,039.12
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,181,947.90             131,806.91          202,284.31          1,516,039.12
Ending Certificates Balance                         759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.79

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.79

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $202,284.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $202,284.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,066,483.72

       a. Class A Monthly Interest:                             $1,181,947.90
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,837,602.40
       e. Excess Spread:                                        $8,046,933.42

   2.  Class B Available Funds:                                 $1,267,052.97

       a. Class B Monthly Interest:                               $131,806.91
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,135,246.06

   3.  Collateral Available Funds:                              $1,504,625.40

       a. Excess Spread:                                        $1,504,625.40

   4.  Total Excess Spread:                                    $10,686,804.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $206,808,175.28

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $176,556,133.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $176,556,133.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,651,639.28

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $181,207,772.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $181,207,772.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,686,804.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $372,131.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $202,284.31
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $441,905.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,137,150.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1717%
       b. Prior Monthly Period                                        3.9314%
       c. Second Prior Monthly Period                                 4.0522%

   2.  Three Month Average Base Rate                                  4.0518%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XXI. Series 2002-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,101,064,464.79         940,000,000.00      161,064,464.79
Beginning Adjusted Invested Amount                             N/A         940,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              18,955,258.11          16,182,469.96        2,772,788.15
Collections of Principal Receivables                211,304,005.17         180,394,310.43       30,909,694.75
Defaulted Amount                                      5,567,124.69           4,752,761.87          814,362.82

Ending Invested / Transferor Amounts              1,097,912,819.32         940,000,000.00      157,912,819.32


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9331%                2.2131%             2.8231%
Monthly Interest Due                                  1,207,642.42             134,066.50          203,084.99          1,544,793.91
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,207,642.42             134,066.50          203,084.99          1,544,793.91
Investor Default Amount                               3,921,028.54             380,220.95          451,512.38          4,752,761.87
Investor Monthly Fees Due                             1,292,500.00             125,333.33          148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                             6,421,170.96             639,620.78          803,430.70          7,864,222.45

Reallocated Investor Finance Charge Collections                                                                       16,182,469.96
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1661%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      775,500,000.00          75,200,000.00       89,300,000.00        940,000,000.00
Interest Distributions                                1,207,642.42             134,066.50          203,084.99          1,544,793.91
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,207,642.42             134,066.50          203,084.99          1,544,793.91
Ending Certificates Balance                         775,500,000.00          75,200,000.00       89,300,000.00        940,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.78

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.78

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $203,084.99

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $203,084.99

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,350,537.72

       a. Class A Monthly Interest:                             $1,207,642.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,921,028.54
       e. Excess Spread:                                        $8,221,866.75

   2.  Class B Available Funds:                                 $1,294,597.60

       a. Class B Monthly Interest:                               $134,066.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,160,531.10

   3.  Collateral Available Funds:                              $1,537,334.65

       a. Excess Spread:                                        $1,537,334.65

   4.  Total Excess Spread:                                    $10,919,732.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $211,304,005.17

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $180,394,310.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $180,394,310.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,752,761.87

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,147,072.30

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,147,072.30

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,919,732.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $380,220.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $203,084.99
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $451,512.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,318,247.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1661%
       b. Prior Monthly Period                                        3.9257%
       c. Second Prior Monthly Period                                 4.0466%

   2.  Three Month Average Base Rate                                  4.0462%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XXII. Series 2002-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,077,637,561.28         920,000,000.00      157,637,561.28
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              18,551,954.75          15,838,162.09        2,713,792.66
Collections of Principal Receivables                206,808,175.28         176,556,133.61       30,252,041.67
Defaulted Amount                                      5,448,675.23           4,651,639.28          797,035.95

Ending Invested / Transferor Amounts              1,074,552,972.10         920,000,000.00      154,552,972.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9331%                2.2031%             2.8231%
Monthly Interest Due                                  1,181,947.90             130,621.13          198,764.04          1,511,333.07
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                    1,181,947.90             130,621.13          198,764.04          1,511,333.07
Investor Default Amount                               3,837,602.40             372,131.14          441,905.73          4,651,639.28
Investor Monthly Fees Due                             1,265,000.00             122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,284,550.30             625,418.94          786,336.43          7,696,305.68

Reallocated Investor Finance Charge Collections                                                                       15,838,162.09
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.1653%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                1,181,947.90             130,621.13          198,764.04          1,511,333.07
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                   1,181,947.90             130,621.13          198,764.04          1,511,333.07
Ending Certificates Balance                         759,000,000.00          73,600,000.00       87,400,000.00        920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.56

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.56

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.77

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.77

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $198,764.04

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $198,764.04

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,066,483.72

       a. Class A Monthly Interest:                             $1,181,947.90
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,837,602.40
       e. Excess Spread:                                        $8,046,933.42

   2.  Class B Available Funds:                                 $1,267,052.97

       a. Class B Monthly Interest:                               $130,621.13
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,136,431.84

   3.  Collateral Available Funds:                              $1,504,625.40

       a. Excess Spread:                                        $1,504,625.40

   4.  Total Excess Spread:                                    $10,687,990.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $206,808,175.28

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $176,556,133.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $176,556,133.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,651,639.28

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $181,207,772.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $181,207,772.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,687,990.65
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $372,131.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $198,764.04
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $441,905.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,141,856.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1653%
       b. Prior Monthly Period                                        3.9249%
       c. Second Prior Monthly Period                                 4.0458%

   2.  Three Month Average Base Rate                                  4.0453%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XXII. Series 2002-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               585,672,587.65         500,000,000.00       85,672,587.65
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              10,082,584.10           8,607,696.79        1,474,887.32
Collections of Principal Receivables                112,395,747.43          95,954,420.44       16,441,326.99
Defaulted Amount                                      2,961,236.54           2,528,064.82          433,171.71

Ending Invested / Transferor Amounts                583,996,180.49         500,000,000.00       83,996,180.49


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.8631%                2.1331%             2.6731%
Monthly Interest Due                                    619,102.57              68,734.19          102,284.35            790,121.11
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      619,102.57              68,734.19          102,284.35            790,121.11
Investor Default Amount                               2,085,653.48             202,245.19          240,166.16          2,528,064.82
Investor Monthly Fees Due                               687,500.00              66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                             3,392,256.05             337,646.04          421,617.17          4,151,519.27

Reallocated Investor Finance Charge Collections                                                                        8,607,696.79
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.0866%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                  619,102.57              68,734.19          102,284.35            790,121.11
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     619,102.57              68,734.19          102,284.35            790,121.11
Ending Certificates Balance                         412,500,000.00          40,000,000.00       47,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.50

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.50

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $102,284.35

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $102,284.35

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,101,349.85

       a. Class A Monthly Interest:                               $619,102.57
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,085,653.48
       e. Excess Spread:                                        $4,396,593.80

   2.  Class B Available Funds:                                   $688,615.74

       a. Class B Monthly Interest:                                $68,734.19
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $619,881.55

   3.  Collateral Available Funds:                                $817,731.19

       a. Excess Spread:                                          $817,731.19

   4.  Total Excess Spread:                                     $5,834,206.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $112,395,747.43

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $95,954,420.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,954,420.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,528,064.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,482,485.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,482,485.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,834,206.55
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $202,245.19
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $102,284.35
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $240,166.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,456,177.52

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0866%
       b. Prior Monthly Period                                        3.8462%
       c. Second Prior Monthly Period                                 3.9671%

   2.  Three Month Average Base Rate                                  3.9667%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XXIV. Series 2002-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               702,807,105.19         600,000,000.00      102,807,105.19
Beginning Adjusted Invested Amount                             N/A         600,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              12,099,100.92          10,329,236.15        1,769,864.78
Collections of Principal Receivables                134,874,896.92         115,145,304.53       19,729,592.39
Defaulted Amount                                      3,553,483.84           3,033,677.79          519,806.05

Ending Invested / Transferor Amounts                700,795,416.59         600,000,000.00      100,795,416.59


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                 Total
--------------------------------------                     -------                -------           ----------                -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9931%                2.2731%             2.8731%
Monthly Interest Due                                    794,760.59              87,894.36          131,924.55          1,014,579.50
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      794,760.59              87,894.36          131,924.55          1,014,579.50
Investor Default Amount                               2,502,784.18             242,694.22          288,199.39          3,033,677.79
Investor Monthly Fees Due                               825,000.00              80,000.00           95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,122,544.76             410,588.58          515,123.94          5,048,257.29

Reallocated Investor Finance Charge Collections                                                                       10,329,236.15
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.2260%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      495,000,000.00          48,000,000.00       57,000,000.00        600,000,000.00
Interest Distributions                                  794,760.59              87,894.36          131,924.55          1,014,579.50
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     794,760.59              87,894.36          131,924.55          1,014,579.50
Ending Certificates Balance                         495,000,000.00          48,000,000.00       57,000,000.00        600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $131,924.55

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $131,924.55

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,521,619.82

       a. Class A Monthly Interest:                               $794,760.59
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,502,784.18
       e. Excess Spread:                                        $5,224,075.06

   2.  Class B Available Funds:                                   $826,338.89

       a. Class B Monthly Interest:                                $87,894.36
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $738,444.53

   3.  Collateral Available Funds:                                $981,277.43

       a. Excess Spread:                                          $981,277.43

   4.  Total Excess Spread:                                     $6,943,797.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $134,874,896.92

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $115,145,304.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,145,304.53

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,033,677.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $118,178,982.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $118,178,982.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,943,797.02
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $242,694.22
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $131,924.55
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $288,199.39
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,280,978.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2260%
       b. Prior Monthly Period                                        3.9856%
       c. Second Prior Monthly Period                                 4.1065%

   2.  Three Month Average Base Rate                                  4.1060%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                13.5690%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.8995%



XXV. Series 2002-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               843,368,526.22         720,000,000.00      123,368,526.22
Beginning Adjusted Invested Amount                             N/A         720,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               85.3719%            14.6281%
Principal Allocation Percentage                                N/A               85.3719%            14.6281%
Collections of Finance Chg. Receivables              14,518,921.11          12,395,083.37        2,123,837.73
Collections of Principal Receivables                161,849,876.30         138,174,365.44       23,675,510.87
Defaulted Amount                                      4,264,180.61           3,640,413.35          623,767.26

Ending Invested / Transferor Amounts                840,954,499.90         720,000,000.00      120,954,499.90


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest                  Total
--------------------------------------                     -------                -------          ----------                 -----

Principal Funding Account                                     0.00                   0.00                0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00                  0.00
Reserve Draw Amount                                           0.00                   0.00                0.00                  0.00
Available Reserve Account Amount                              0.00                   0.00                0.00                  0.00
Reserve Account Surplus                                       0.00                   0.00                0.00                  0.00

Coupon  September 16, 2002 to October 14, 2002             1.9631%                2.2731%             2.8731%
Monthly Interest Due                                    939,357.71             105,473.23          158,309.46          1,203,140.40
Outstanding Monthly Interest Due                              0.00                   0.00                0.00                  0.00
Additional Interest Due                                       0.00                   0.00                0.00                  0.00
Total Interest Due                                      939,357.71             105,473.23          158,309.46          1,203,140.40
Investor Default Amount                               3,003,341.01             291,233.07          345,839.27          3,640,413.35
Investor Monthly Fees Due                               990,000.00              96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,932,698.72             492,706.30          618,148.73          6,043,553.75

Reallocated Investor Finance Charge Collections                                                                       12,395,083.37
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3166%
Base Rate                                                                                                                   4.2009%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest                  Total
--------------------------------------------               -------                -------          ----------                 -----

Beginning Certificates Balance                      594,000,000.00          57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                  939,357.71             105,473.23          158,309.46          1,203,140.40
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00                  0.00
Principal Distributions                                       0.00                   0.00                0.00                  0.00
Total Distributions                                     939,357.71             105,473.23          158,309.46          1,203,140.40
Ending Certificates Balance                         594,000,000.00          57,600,000.00       68,400,000.00        720,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.58

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.58

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $158,309.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $158,309.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,225,943.78

       a. Class A Monthly Interest:                               $939,357.71
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,003,341.01
       e. Excess Spread:                                        $6,283,245.07

   2.  Class B Available Funds:                                   $991,606.67

       a. Class B Monthly Interest:                               $105,473.23
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $886,133.44

   3.  Collateral Available Funds:                              $1,177,532.92

       a. Excess Spread:                                        $1,177,532.92

   4.  Total Excess Spread:                                     $8,346,911.43

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.3719%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $161,849,876.30

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $138,174,365.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $138,174,365.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,640,413.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $141,814,778.78

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $141,814,778.78

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $8,346,911.43
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $291,233.07

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $158,309.46
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $345,839.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,351,529.63

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2009%
       b. Prior Monthly Period                                        3.9605%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.3166%
       b. Prior Monthly Period                                       13.8130%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A


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